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                                                                    EXHIBIT 4.1


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts-Independent Auditors" and to the use of our report dated June 28, 2002 in the Amendment No. 1 to the Registration Statement (Form S-6 No. 333-90714) and related Prospectus of Claymore Securities Defined Portfolios, Series 127.




                                                  ERNST & YOUNG LLP


Kansas City, Missouri
June 28, 2002